Exhibit 99.3

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL

INFORMATION RELATING TO THE MERGER

The following unaudited combined condensed consolidated pro forma financial information is based on the historical financial statements of NewBridge Bancorp (the “Company”) and its subsidiaries and the historical financial statements of Security Savings Bank, SSB (“Security Savings”) and has been prepared to illustrate the effects of the merger of NewBridge Bank (“the Bank”) and Security Savings. On October 2, 2013, the Company announced that the Bank had completed its supervisory acquisition of Security Savings on October 1, 2013. The unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2013 and the unaudited pro forma combined condensed consolidated statement of income for the nine months ended September 30, 2013 and the year ended December 31, 2012 give effect to the merger, accounted for under the acquisition method. Under the acquisition method, the assets and liabilities of Security Savings, as of the effective date of the acquisition, are recorded at their respective fair values. For the acquisition of Security Savings, estimated fair values of assets acquired and liabilities assumed are based on the information that is available, and the Company believes this information provides a reasonable basis for determining fair values. Management is currently evaluating these fair values, which are subject to revision as more detailed analyses are completed and additional information becomes available. Any changes resulting from the evaluation of these or other estimates as of the acquisition date may change the amount of the preliminary fair values recorded.

The unaudited pro forma combined condensed consolidated balance sheet and the unaudited pro forma combined condensed consolidated statement of income as of and for the nine months ended September  30, 2013 have been derived from the unaudited interim financial statements of the Company and Security Savings. The unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2012 has been derived from the audited financial statements of the Company and Security Savings. The unaudited pro forma combined condensed consolidated statements of income give effect to the transaction as if it had been consummated at the beginning of the earliest period presented. The unaudited pro forma combined condensed consolidated balance sheet gives effect to the transaction as if consummated on September 30, 2013. Certain reclassifications have been made to the historical financial statements of Security Savings to conform to the presentation in the Company’s consolidated financial statements. Merger-related expenses estimated at $1.6 million are not included in the unaudited pro forma combined condensed consolidated statements of income.

The unaudited pro forma combined condensed consolidated financial statements should be considered together with the historical statements of the Company and Security Savings, including the respective notes to those statements. The pro forma information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the benefits of expected cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had the acquisition been consummated during these periods.

The following table presents the estimated fair value of the assets acquired and the liabilities assumed as of the acquisition date (in thousands):

October 1,
2013
Fair value of assets acquired:
Cash and cash equivalents	$55,054
Investment securities	3,541
Loans held for investment	131,361
Premises and equipment	9,727
Other real estate owned	4,328
Net deferred tax asset	1,945
Goodwill	3,831
Core deposit intangible	1,460
Other assets	1,920
Total assets acquired	213,167
Fair value of liabilities assumed:
Deposits	167,939
Borrowings from the Federal Home Loan Bank	44,324
Other liabilities	904
Total liabilities assumed	213,167
Net assets acquired	$-

No cash was paid or stock issued in the acquisition.

NewBridge Bancorp (NBBC) Combined with Security Savings Bank, SSB (SSB)

Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet

As of September 30, 20131

(Dollars in thousands)

	NBBC	SSB	Reclassification		Pro Forma		Pro Forma
	Historical	Historical	Adjustments		Adjustments		Combined
Assets
Cash and cash equivalents	$56,896	$55,054	$-		$-		$111,950
Investment securities	357,537	1,450	2,090	[2]	1	[4]	361,078
Loans held for investment	1,266,361	138,702	-		(7,341)[5]		1,397,722
Allowance for credit losses (ALLL)	(25,385)	(4,514)	-		4,514	[6]	(25,385)
Loans held for sale	3,744	-	-		-		3,744
Premises and equipment	34,399	9,543	1,785	[3]	(1,601)[7]		44,126
Other real estate owned (OREO)	2,695	6,057	-		(1,729)[8]		7,023
Net deferred tax asset	36,908	-	-		1,945	[9]	38,853
Goodwill	-	-	-		3,831	[10]	3,831
Core deposit intangibles (CDI)	2,535	-	-		1,460	[11]	3,995
Other assets	66,652	6,049	(3,875)[2,3]		(254)[12]		68,572
Total Assets	$1,802,342	$212,341	$-		$826		$2,015,509

Liabilities
Deposits	$1,412,010	$167,180	$-		$ 759	[13]	$1,579,949
Short and long term borrowings	209,474	40,000	-		4,324	[14]	253,798
Other liabilities	18,012	904	-		-		18,916
Total Liabilities	1,639,496	208,084	-		5,083		1,852,663

Equity
Preferred equity	14,981	-	-		-		14,981
Common equity	147,865	4,257	-		(4,257)[15]		147,865
Total Equity	162,846	4,257	-		(4,257)		162,846
Total Liabilities and Equity	$1,802,342	$212,341	$-		$826		$2,015,509

[1]	NBBC completed its acquisition of SSB on October 1, 2013. The pro forma combined condensed consolidated balance sheet assumes the acquisition took place as of September 30, 2013.

[2]	Reclassifies Federal Home Loan Bank stock from other assets to investment securities.
[3]	Reclassifies real estate held for future branch sites from other assets to premises and equipment.
[4]	Marks the investment portfolio to fair value as of the acquisition date.
[5]	Includes a credit mark of ($10.7) million and a yield premium of $3.4 million based on the Company’s evaluation as of the acquisition date.
[6]	Eliminates the historical allowance for credit losses of SSB.
[7]	Reflects fair value adjustments to acquired premises and equipment based on the Company's evaluation as of the acquisition date.
[8]	Reflects fair value of OREO based on the Company's evaluation of the acquired OREO portfolio.
[9]	Records deferred tax asset generated by the net fair value adjustments (tax rate = 38.25%).
[10]	Establishes goodwill resulting from fair value of liabilities assumed exceeding fair value of assets acquired.
[11]	Establishes CDI on the acquired core deposit accounts.
[12]	Reflects fair value of accrued interest receivable.
[13]	Establishes deposit premium on acquired interest-bearing deposits.
[14]	Reflects fair value adjustments to Federal Home Loan Bank advances.
[15]	Eliminates SSB’s equity.

NewBridge Bancorp (NBBC) Combined with Security Savings Bank, SSB (SSB)

Unaudited Pro Forma Combined Condensed Consolidated Statement of Income

For the Nine Months Ended September 30, 20131

(Dollars in thousands, except per share data)

	NBBC	SSB	Reclassification		Pro Forma	Pro Forma
	Historical	Historical	Adjustments		Adjustments	Combined
Interest Income
Loans, including fees	$41,135	$6,028	$-		$ (473)[4]	$46,690
Investment securities	9,122	84	-		-	9,206
Interest-bearing bank balances	15	67	-		-	82
Total Interest Income	50,272	6,179	-		(473)	55,978

Interest Expense
Deposits	2,247	829	-		(114)[5]	2,962
Federal Home Loan Bank advances	768	1,338	-		(891)[6]	1,215
Other borrowings	994	-	-		-	994
Total Interest Expense	4,009	2,167	-		(1,005)	5,171
Net Interest Income	46,263	4,012	-		532	50,807
Provision for Credit Losses	2,049	-	-		-	2,049
Net Interest Income After Provision	44,214	4,012			532	48,758

Noninterest Income
Retail banking	7,592	340	-		-	7,932
Mortgage banking services	1,347	11	-		-	1,358
Wealth management services	1,932	-	-		-	1,932
Gains on sales of investment securities	736	-	-		-	736
Bank-owned life insurance	1,107	45	-		-	1,152
Other	671	152	-		-	823
Total Noninterest Income	13,385	548			-	13,933

Noninterest Expense
Personnel	23,387	2,470			-	25,857
Occupancy	3,073	788	(326)[2]		-	3,535
Furniture and equipment	2,510	-	326	[2]	-	2,836
Technology and data processing	3,071	700	(219)[3]		-	3,552
Legal and professional	2,031	-	219	[3]	-	2,250
FDIC insurance	1,329	567	-		-	1,896
Other real estate owned	(285)	1,297	-		-	1,012
Amortization of core deposit intangibles	539	-	-		261 [7]	800
Other	6,339	629	-		-	6,968
Total Noninterest Expense	41,994	6,451	-		261	48,706
Net income (loss) before income taxes	15,605	(1,891)	-		271	13,985
Income tax expense (benefit)	(3,740)	-	-		97 [8]	(3,643)
Net Income (Loss)	19,345	(1,891)	-		174	17,628
Dividends and accretion on preferred stock	(1,616)	-	-		-	(1,616)
Net Income (Loss) available to common shareholders	$17,729	$(1,891)	$-		$174	$16,012

	NBBC	Pro Forma
	Historical	Combined

Earnings per share
Basic	$0.68	$0.62
Diluted	$0.61	$0.55

Weighted average shares outstanding
Basic	26,025,601	26,025,601
Diluted	29,203,192	29,203,192

[1]	NBBC completed its acquisition of SSB on October 1, 2013. The pro forma combined condensed consolidated statement of income for the nine months ended September 30, 2013 assumes the acquisition took place as of January 1, 2012.

[2]	Reclassifies furniture and equipment expense out of occupancy expense.
[3]	Reclassifies legal and professional fees out of technology and data processing.
[4]	Reflects accretion and amortization of loan purchase accounting adjustments.
[5]	Reflects amortization of deposit premium on acquired interest-bearing deposits.
[6]	Reflects amortization of Federal Home Loan Bank advances purchase accounting adjustment.
[7]	Reflects amortization of core deposit intangible on the acquired core deposit accounts.
[8]	Reflects income tax on adjustments at the effective rate of 35.62%.

NewBridge Bancorp (NBBC) Combined with Security Savings Bank, SSB (SSB)

Unaudited Pro Forma Combined Condensed Consolidated Statement of Income

For the Twelve Months Ended December 31, 20121

(Dollars in thousands, except per share data)

	NBBC	SSB	Reclassification		Pro Forma	Pro Forma
	Historical	Historical	Adjustments		Adjustments	Combined
Interest Income
Loans, including fees	$57,676	$10,101	$-		$ (710)[4]	$67,067
Investment securities	13,364	271	-		-	13,635
Interest-bearing bank balances	40	133	-		-	173
Total Interest Income	71,080	10,505	-		(710)	80,875

Interest Expense
Deposits	5,135	1,813	-		(152)[5]	6,796
Federal Home Loan Bank advances	1,012	1,944	-		(1,360)[6]	1,596
Other borrowings	1,367	-	-		-	1,367
Total Interest Expense	7,514	3,757	-		(1,512)	9,759
Net Interest Income	63,566	6,748	-		802	71,116
Provision for Credit Losses	35,893	1,113	-		-	37,006
Net Interest Income After Provision	27,673	5,635			802	34,110

Noninterest Income
Retail banking	9,739	602	-		-	10,341
Mortgage banking services	2,636	37	-		-	2,673
Wealth management services	2,349	-	-		-	2,349
Gains on sales of investment securities	3	-	-		-	3
Bank-owned life insurance	1,494	56	-		-	1,550
Other	667	30	-		-	697
Total Noninterest Income	16,888	725			-	17,613

Noninterest Expense
Personnel	29,354	4,092			-	33,446
Occupancy	5,171	1,351	(589)[2]		-	5,933
Furniture and equipment	3,335	-	589	[2]	-	3,924
Technology and data processing	4,063	1,063	(414)[3]		-	4,712
Legal and professional	3,029	-	414	[3]	-	3,443
FDIC insurance	1,770	888	-		-	2,658
Other real estate owned	15,726	5,444	-		-	21,170
Amortization of core deposit intangibles	726	-	-		417 [7]	1,143
Other	9,239	973	-		-	10,212
Total Noninterest Expense	72,413	13,811	-		417	86,641
Net income (loss) before income taxes	(27,852)	(7,451)	-		385	(34,918)
Income tax expense (benefit)	(2,598)	(4)	-		137 [8]	(2,465)
Net Income (Loss)	(25,254)	(7,447)	-		248	(32,453)
Dividends and accretion on preferred stock	(2,918)	-	-		-	(2,918)
Net Income (Loss) available to common shareholders	$(28,172)	$(7,447)	$-		$248	$(35,371)

	NBBC	Pro Forma
	Historical	Combined

Earnings per share
Basic	$(1.80)	$(2.26)
Diluted	$(1.80)	$(2.26)

Weighted average shares outstanding
Basic	15,655,868	15,655,868
Diluted	15,655,868	15,655,868

[1]	NBBC completed its acquisition of SSB on October 1, 2013. The pro forma combined condensed consolidated statement of income for the twelve months ended December 31, 2012 assumes the acquisition took place as of January 1, 2012.

[2]	Reclassifies furniture and equipment expense out of occupancy expense.
[3]	Reclassifies legal and professional fees out of technology and data processing.
[4]	Reflects accretion and amortization of loan purchase accounting adjustments.
[5]	Reflects amortization of deposit premium on acquired interest-bearing deposits.
[6]	Reflects amortization of Federal Home Loan Bank advances purchase accounting adjustment.
[7]	Reflects amortization of core deposit intangible on the acquired core deposit accounts.
[8]	Reflects income tax on adjustments at the effective rate of 35.62%.